UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2022

Zymeworks Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38068	98-1398788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 800, 114 East 4th Avenue, Vancouver, British Columbia, Canada	V5T 1G4
(Address of principal executive offices)	(Zip Code)

(604) 678-1388

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	ZYME	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	Entry into a Material Definitive Agreement.

On July 14, 2022, Zymeworks Inc. (“Zymeworks”) entered into a Transaction Agreement (the “Agreement”) by and among Zymeworks Delaware Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Zymeworks (the “Parent”), Zymeworks CallCo ULC, an unlimited liability company existing under the laws of the Province of British Columbia and a direct, wholly-owned subsidiary of Parent (“Callco”), and Zymeworks ExchangeCo Ltd., a company existing under the laws of the Province of British Columbia and a direct, wholly-owned subsidiary of Callco (“ExchangeCo”). The Agreement includes a plan of arrangement (the “Plan of Arrangement”), which will effect the proposed redomicile transactions (the “Redomicile Transaction”) pursuant to an arrangement under the British Columbia Business Corporations Act (the “Arrangement”). On July 15, 2022, Zymeworks announced its intention to complete the Redomicile Transaction, subject to receipt of necessary shareholder, stock exchange, and court approvals. A press release issued by Zymeworks is attached hereto as Exhibit 99.1 and is incorporated herein by reference (the “Press Release”).

As described in greater detail below, the purpose of the Redomicile Transaction is to facilitate a series of transactions which will occur in a specific sequence and as a consequence of which, among other things, (i) holders of Zymeworks common shares (the “Zymeworks Common Shares” and the holders thereof, the “Zymeworks Shareholders”) will receive, at their election and subject to applicable eligibility criteria, for their Zymeworks Common Shares, either (a) shares of Parent common stock (the “Delaware Common Stock”) on a one-for-one basis, or (b) exchangeable shares (the “Exchangeable Shares” and recipients thereof, the “Exchangeable Shareholders”) in the capital of ExchangeCo, on a one-for-one basis, or a mix of Exchangeable Shares and Delaware Common Stock (in such aggregate number that is equal to the number of Zymeworks Common Shares exchanged for them), subject to a cap on the aggregate number of Exchangeable Shares that is equal to 18% of (1) the number of Zymeworks Common Shares issued and outstanding, less (2) the number of Zymeworks Common Shares held by any Zymeworks Shareholders who exercise their dissent rights (the “Dissenting Shareholders”, and with respect to the cap, the “Exchangeable Share Cap”), (ii) Parent, Callco and ExchangeCo will enter into an Exchangeable Share Support Agreement (the “Support Agreement”), which will require, among other things, that Parent issue shares of Delaware Common Stock as consideration when the holder calls for Exchangeable Shares to be retracted by ExchangeCo, when ExchangeCo redeems Exchangeable Shares from the holder, or when Callco purchases Exchangeable Shares from the Exchangeable Shareholder under Callco’s overriding call rights; and (iii) Parent, ExchangeCo, Callco and Computershare Trust Company of Canada, a trust company existing under the laws of Canada (the “Share Trustee”) will enter into a Voting and Exchange Trust Agreement (the “Trust Agreement”), whereby the Share Trustee will hold the Special Voting Stock (as defined below), enabling the Share Trustee to exercise voting rights for the benefit of the Exchangeable Shareholders. Immediately prior to completion of the Redomicile Transaction, the Delaware Common Stock will be listed on the New York Stock Exchange (“NYSE”) under the symbol “ZYME”.

Plan of Arrangement Steps

Pursuant to the Plan of Arrangement, commencing on the Effective Date (as defined below), each of the following events or transactions shall occur and be deemed to occur in the following sequence and five minutes following the event(s) in the immediately preceding section, without any further act or formality, unless specifically noted:

(a)

subject to Section 5.1 of the Plan of Arrangement, each of the Zymeworks Common Shares held by Dissenting Shareholders shall be, and shall be deemed to be, transferred to Zymeworks (free and clear of any liens) and cancelled in consideration for a debt claim against Zymeworks for the amount determined in accordance with Section 3.1(a) of the Plan of Arrangement, and:

a.

such Dissenting Shareholders shall cease to be the holders of such Zymeworks Common Shares and to have any rights as holders of such Zymeworks Common Shares (including for the purposes of any matter concerning the Zymeworks Common Shares or the Zymeworks Shareholders in the remainder of Section 3.1 of the Plan of Arrangement), other than the right to be paid fair value for such Zymeworks Common Shares as set out in Section 3.1(a) of the Plan of Arrangement; and

b.	such Dissenting Shareholders’ names shall be removed as the holders of such Zymeworks Common Shares from the registers of Zymeworks Common Shares maintained by or on behalf of Zymeworks;

(b)

Eligible and non-eligible Zymeworks Shareholders who have not made an election for the purposes of (c) below (and in each case excluding Dissenting Shareholders) will receive shares of Delaware Common Stock on a one-for-one basis;

(c)

Eligible Zymeworks Shareholders will receive, at their election, Exchangeable Shares on a one-for-one basis, or a mix of Exchangeable Shares and Delaware Common Stock (in such aggregate number that is equal to the number of Zymeworks Common Shares exchanged for them), subject to the Exchangeable Share Cap. If the Exchangeable Share Cap is reached, then the Exchangeable Shares shall be allocated proportionally among the applicable Eligible Zymeworks Shareholders based on the number of Zymeworks Common Shares designated by such eligible Zymeworks Shareholders to be exchanged for Exchangeable Shares, subject to additional terms and conditions, and rounded down to the nearest whole share in respect of each Eligible Zymeworks Shareholders, and any other Zymeworks Common Shares held by them will be exchanged for Delaware Common Stock;

(d)

the Zymeworks Shareholders who have surrendered their Zymeworks Common Shares in the exchange described in (b) and (c) above shall cease to be, and shall be deemed to cease to be, holders of such Zymeworks Common Shares and to have any rights as holders of such Zymeworks Common Shares other than the right to receive the consideration to which they are entitled pursuant to the Plan of Arrangement, and such Zymeworks Shareholders’ names shall be removed as the holders from the register of Zymeworks Common Shares maintained by or on behalf of Zymeworks;

(e)	Parent, Callco and ExchangeCo will enter into the Support Agreement;

(f)

Parent, ExchangeCo, Callco and Share Trustee will enter into the Trust Agreement for the benefit of the Exchangeable Shareholders, and one share of Parent preferred stock, which shall have certain variable voting rights in proportion to the number of Exchangeable Shares outstanding (the “Special Voting Stock”), will be issued to the Share Trustee;

(g)

the term “Change of Control” as defined in the “Inducement Stock Option and Equity Compensation Plan” and the “Amended and Restated Stock Option and Equity Compensation Plan” (in addition to the “Second Amended and Restated Employee Stock Option Plan” and the “Amended and Restated Employee Stock Purchase Plan”, collectively, the “Zymeworks Incentive Plans”) will be deemed to be amended to include any transaction, plan, scheme, reorganization or arrangement whereby Parent acquires, directly or indirectly, greater than 50% of the Zymeworks Common Shares, such that Parent will be a successor to Zymeworks under such plans;

(h)

Zymeworks will assign to Parent, and Parent will assume, all of Zymeworks’ rights and obligations under the Zymeworks Incentive Plans, and such plans will become Parent incentive plans, and each equity incentive award of Zymeworks (each, a “Zymeworks Incentive Award” and the holders thereof, the “Zymeworks Incentive Awardholders”) outstanding immediately prior to the effectiveness of the Arrangement (the “Effective Date”) will be assumed by Parent and be exchanged for an award identical to such Zymeworks Incentive Award in all material respects (except such award will cover shares of Delaware Common Stock instead of Zymeworks Common Shares); and

(i)

Zymeworks will assign to Parent, and Parent shall assume, all of Zymeworks’ rights and obligations under the pre-funded warrants to purchase Zymeworks Common Shares (the “Zymeworks Warrants”, and the holders thereof, the “Zymeworks Warrantholders”) and in accordance with the provisions regarding “Fundamental Transactions” (as that term is defined in the Zymeworks Warrants), and the Zymeworks Warrantholders will be entitled to receive Delaware Common Stock (instead of Zymeworks Common Shares) upon exercise of the Zymeworks Warrants in accordance with the terms of the Zymeworks Warrants.

Post-Arrangement Transactions

After the time at which the Arrangement becomes effective on the Effective Date (the “Effective Time”), and as part of the Redomicile Transactions, the following additional steps will take place:

(a)

the share capital of Zymeworks will be reorganized to create a second class of common shares having substantially similar rights and restrictions as the existing common shares (the “New Common Shares”);

(b)	ExchangeCo will exchange all of its existing Zymeworks Common Shares for an equal number of New Common Shares of Zymeworks; and

(c)

Zymeworks will effect a distribution of all of the shares of Zymeworks Biopharmaceuticals, Inc. (“ZBI”) and Zymeworks Pharmaceuticals Limited (the “Irish Sub”) to Parent, in kind, as a reduction of capital on the Zymeworks Common Shares held by Parent, and ZBI and the Irish Sub will each become a wholly-owned subsidiary of Parent. The shares of the Irish Sub are expected to have nominal value.

The Redomicile Transaction will be submitted to a vote at a special meeting of Zymeworks securityholders (the “Special Meeting”) and must be approved by the affirmative vote of at least two-thirds of the votes cast at the Special Meeting, in person or by proxy, by both (i) Zymeworks Shareholders, Zymeworks Warrantholders and Zymeworks Incentive Awardholders, voting together as a single class, and (ii) Zymeworks Shareholders, voting separately. In addition, the Redomicile Transaction must be approved by the Supreme Court of British Columbia and the Delaware Common Stock must be approved for listing by the NYSE.

Assuming the special resolution approving the Redomicile Transaction is approved at the Special Meeting, following the Effective Time and completion of the Redomicile Transaction, the stockholders of Parent will be the same persons who were Zymeworks Shareholders immediately prior to the Redomicile Transaction (other than those who have validly exercised their dissent rights and holders of Exchangeable Shares prior to exchanging them for Delaware Common Stock) and Parent will become the direct or indirect owner of all of the assets and liabilities of Zymeworks. As a result, there will be no effective change of control of Zymeworks as a result of the Redomicile Transaction, as ultimate control will remain with the public stockholders.

The foregoing description of the Agreement, including the Plan of Arrangement, and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the actual Transaction Agreement, including the Plan of Arrangement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.01	Regulation FD Disclosure.

On July 15, 2022, Zymeworks filed a material change report with the Canadian securities regulatory authorities regarding its intention to complete the Redomicile Transaction, subject to receipt of necessary shareholder, stock exchange, and court approvals, as described in the Press Release. A copy of this material change report is furnished as Exhibit 99.2 hereto.

The information under this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.2 attached hereto are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01	Other Events.

Parent Registration Statement

In connection with the Redomicile Transaction, Zymeworks intends to cause Parent to file the Registration Statement (as defined below), which includes the Proxy Statement/Prospectus, with the SEC on or about July 15, 2022. The information in the Registration Statement, including the information in the Proxy Statement/Prospectus, is subject to completion and amendment.

Important Information for Investors and Securityholders

This communication is not intended to and does not constitute an offer to sell, buy or exchange or the solicitation of an offer to sell, buy or exchange any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, purchase, or exchange of securities or solicitation of any vote or approval in any jurisdiction in contravention of applicable law. In connection with the Redomicile Transaction, Zymeworks will cause Parent to file a registration statement on Form S-4 (the “Registration Statement”), which will include Parent’s prospectus as well as Zymeworks’ proxy statement (the “Proxy Statement/Prospectus”), with the U.S. Securities and Exchange Commission (the “SEC”) and the appropriate Canadian securities regulatory authorities. Zymeworks plans to mail the definitive Proxy Statement/Prospectus to its shareholders and holders of its warrants and outstanding equity awards in connection with the Redomicile Transaction. INVESTORS AND SECURITYHOLDERS OF ZYMEWORKS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ZYMEWORKS, PARENT, THE REDOMICLE TRANSACTION, AND RELATED MATTERS. Investors and securityholders will be able to obtain free copies of the Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Zymeworks or Parent through the website maintained by the SEC at www.sec.gov (“EDGAR”). Investors and securityholders will also be able to obtain free copies of the Proxy Statement/Prospectus (when available) and other documents filed with Canadian securities regulatory authorities by Zymeworks, through the website maintained by the Canadian Securities Administrators at www.sedar.com (“SEDAR”). In addition, investors and securityholders will be able to obtain free copies of the documents filed with the SEC and Canadian securities regulatory authorities on Zymeworks’ website at www.zymeworks.com or by contacting Zymeworks’ corporate secretary.

Participants in the Solicitation

Zymeworks and certain of its directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the Redomicile Transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the securityholders of Zymeworks in connection with the Redomicile Transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement/Prospectus described above when it is filed with the SEC and Canadian securities regulatory authorities. Additional information regarding Zymeworks’ directors and executive officers is also included in Zymeworks’ Amendment No. 1 to the Annual Report on Form 10-K/A, which was filed with the SEC and Canadian securities regulatory authorities on May 2, 2022. This document is available free of charge as described above.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This filing and the exhibits hereto include “forward-looking statements” or information within the meaning of applicable securities legislation, including Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements include, but are not limited to, statements that relate to the timing and completion of the Redomicile Transaction; opportunities to enhance long-term value for shareholders as a U.S. corporation; opportunities to expand the institutional investor base; eligibility for inclusion in certain leading indices; Zymeworks’ ability to commercialize zanidatamab in the United States; and other information that is not historical information. When used herein, words such as “intention”, “subject to”, believes”, “will”, “future”, “may”, “anticipates”, “plans”, “potential”, and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon Zymeworks’ current expectations and various assumptions. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various factors, including, without limitation: the impact of the COVID-19 pandemic on Zymeworks’ business, research and clinical development plans and timelines and results of operations, including impact on its clinical trial sites, collaborators, and contractors who act for or on Zymeworks’ behalf, may be more severe and more prolonged than currently anticipated; the ability to receive, in a timely manner and on satisfactory terms, the required securityholder, stock exchange and court approvals for the Redomicile Transaction; the anticipated last day of trading of Common Shares on the NYSE and the anticipated trading of shares of Delaware Common Stock on the NYSE; and assumptions in corporate guidance. Risks and uncertainties include, but are not limited to: the anticipated benefits of the Redomicile Transaction may not be achieved; the receipt of securityholder, stock exchange and court approvals and satisfaction of other conditions in connection with the Redomicile Transaction may not be obtained; the anticipated tax consequences and impact of the Redomicile Transaction to Zymeworks Shareholders, Zymeworks and Parent may not materialize; risks relating to Parent following the Redomicile Transaction, including triggering provisions in certain agreements that require consent or may result in termination; publicity resulting from the Redomicile Transaction and impacts to the company’s business and share price; the benefits of being a U.S. corporation on efforts to commercialize zanidatamab may not be realized; Zymeworks may ultimately decide to abandon the Redomicile Transaction, even if required approvals are obtained; changes in or interpretation of laws or regulations may prevent the realization of anticipated benefits from the Redomicile Transaction; risks associated with existing or potential lawsuits and regulatory actions; the impact of disputes arising with partners; and other risks and uncertainties as described in Zymeworks’ Annual Report on Form 10-K, as amended, and Quarterly Report on Form 10-Q and as described from time to time in Zymeworks’ other periodic filings as filed on SEDAR and EDGAR.

Although Zymeworks believes that such forward-looking Statements are reasonable, there can be no assurance they will prove to be correct. Investors should not place undue reliance on forward-looking statements. The above assumptions, risks and uncertainties are not exhaustive. Forward-looking statements are made as of the date hereof and, except as may be required by law, Zymeworks undertakes no obligation to update, republish, or revise any forward-looking statements to reflect new information, future events or circumstances or to reflect the occurrences of unanticipated events.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Transaction Agreement, dated July 14, 2022, by and among Zymeworks, Parent, Callco, and ExchangeCo.

99.1	Press Release dated July 15, 2022.

99.2	Material Change Report dated July 15, 2022.

104	Cover Page Interactive Data File (embedded as Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZYMEWORKS INC.
(Registrant)

Date: July 15, 2022	By:	/s/ Neil A. Klompas
	Name: Title:	Neil A. Klompas Chief Operating Officer